UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 14, 2011

Orchid Cellmark Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-30267	22-3392819
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4390 US Route One, Princeton, New Jersey		08540
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (609) 750-2200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On November 14, 2011, Orchid Cellmark Inc., a Delaware corporation (“Orchid”), entered into Amendment No. 2 (“Amendment No. 2”) to its previously announced Agreement and Plan of Merger (the “Merger Agreement”), dated April 5, 2011, as amended, with Laboratory Corporation of America Holdings, a Delaware corporation (“LabCorp”), and OCM Acquisition Corp., a Delaware corporation and wholly owned subsidiary of LabCorp (“Purchaser”), pursuant to which LabCorp will acquire Orchid in a two-step transaction. Amendment No. 2 amends Section 1.1(e)(i) of the Merger Agreement to replace “210 days” contained in clause (B) thereof with “240 days.” The purpose of Amendment No. 2 is to extend the “Extended Outside Date,” as such term is used in the Merger Agreement, by an additional 30 calendar days, to December 14, 2011, to allow time to consummate the transactions contemplated by the Merger Agreement while the Federal Trade Commission continues its review of these transactions.

A copy of the Amendment No. 2 is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

As announced previously, on April 19, 2011, LabCorp, through Purchaser, commenced a tender offer for all outstanding shares of Orchid at a price of $2.80 per share net to the seller in cash without interest and subject to applicable withholding taxes. The tender offer was made pursuant to the Merger Agreement.

Important Additional Information Has Been Filed with the Securities and Exchange Commission (the “SEC”)

This Current Report on Form 8-K is neither an offer to purchase nor a solicitation of an offer to sell shares of Orchid’s common stock. The tender offer is being made pursuant to a tender offer statement as amended and related materials (including the Offer to Purchase and the Letter of Transmittal). ORCHID STOCKHOLDERS ARE URGED TO READ BOTH THE TENDER OFFER STATEMENT ON SCHEDULE TO AND RELATED MATERIALS (INCLUDING THE OFFER TO PURCHASE AND LETTER OF TRANSMITTAL), AS AMENDED, AND THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9, AS AMENDED, REGARDING THE TENDER OFFER BECAUSE THEY CONTAIN IMPORTANT INFORMATION. The tender offer statement on Schedule TO and related materials, including the Offer to Purchase and Letter of Transmittal, have been filed by LabCorp and Purchaser with the SEC and mailed to Orchid stockholders. The solicitation/recommendation statement on Schedule 14D-9 has been filed by Orchid with the SEC and mailed to Orchid stockholders. Investors and security holders may obtain a copy of these statements at no cost and other documents filed by LabCorp and Purchaser or Orchid with the SEC at the website maintained by the SEC at www.sec.gov. The tender offer statement and related materials, solicitation/recommendation statement, and such other documents may be obtained at no cost by directing such requests to Morrow & Co. LLC, the information agent for the tender offer, at 1-203-658-9400 for banks and brokers or 1-877-827-0538 for stockholders and all others. BofA Merrill Lynch is acting as Dealer Manager for the tender offer and can be reached at 1-888-803-9655.

Cautionary Note Regarding Forward-Looking Statements

Investors are cautioned that statements in this Current Report on Form 8-K that are not strictly historical statements, including, without limitation, statements relating to the proposed transactions, constitute forward-looking statements. These statements are based on current expectations, forecasts and assumptions of Orchid that are subject to risks and uncertainties that could cause actual outcomes and results to differ materially from those statements. Risks and uncertainties include, among others, the risk that the conditions to the offer or the merger set forth in the Merger Agreement will not be satisfied or waived, uncertainties as to the timing of the tender offer and merger, uncertainties as to how many Orchid shareholders will tender their stock in the offer; the risk that competing offers will be made; changes in either companies’ businesses during the period between now and the closing; adverse reactions to the proposed transaction by customers, suppliers or strategic partners; dependence on key personnel and customers; reliance on proprietary technology; management of growth and organizational change; risks associated with litigation; competitive actions in the marketplace; and adverse actions of governmental and other third-party payors; as well as other factors detailed in LabCorp’s and Orchid’s filings with the SEC, including LabCorp’s Annual Report on Form 10-K for the year ended December 31, 2010 and subsequent SEC filings, and Orchid’s Annual Report on Form 10-K for the year ended December 31, 2010 and subsequent SEC filings.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1	Amendment No. 2 to the Agreement and Plan of Merger, dated April 5, 2011, by and among LabCorp, Purchaser and Orchid (incorporated herein by reference to Exhibit (d)(5) to Amendment No. 12 to the Schedule TO of LabCorp and Purchaser filed with the SEC on November 15, 2011).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Orchid Cellmark Inc.

Date: November 15, 2011	By:	/s/ William J. Thomas
	Name:	William J. Thomas
	Title:	Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

2.1	Amendment No. 2 to the Agreement and Plan of Merger, dated April 5, 2011, by and among LabCorp, Purchaser and Orchid (incorporated herein by reference to Exhibit (d)(5) to Amendment No. 12 to the Schedule TO of LabCorp and Purchaser filed with the SEC on November 15, 2011).